Exhibit 10.1

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CONFIDENTIAL SETTLEMENT AND LICENSE AGREEMENT

This Confidential Settlement And License Agreement (the “Settlement Agreement”) is made effective as of May 25, 2018 (the “Effective Date”) by and among

Valeant Pharmaceuticals International, inc., a Canadian corporation with its United States headquarters at 400 Somerset Corporate Boulevard, Bridgewater, New Jersey 08807 (“Valeant”),

SALIX PHARMACEUTICALS, INC., a California corporation with its principal place of business at 8510 Colonnade Center Drive, Raleigh, North Carolina 27615 (“Salix”),

PROGENICS PHARMACEUTICALS, INC., a Delaware corporation with its principal place of business at One World Trade Center, 47th Floor, New York, NY 10007 (“Progenics”), and

Wyeth LLC, a Delaware limited liability company with its principal place of business at 235 East 42nd Street, New York, New York 10017 (“Wyeth”)

(Wyeth, collectively with Valeant, Salix and Progenics, “Plaintiffs”) and

ACTAVIS LLC, a Delaware corporation and indirect subsidiary of Teva Pharmaceuticals USA, Inc., with a place of business at Morris Corporate Center III, 400 Interpace Parkway, Parsippany, New Jersey, (“Actavis” or “Defendant”),

(each individually a “Party”, collectively, the “Parties”).

RECITALS

WHEREAS Salix is the registered holder of U.S. Food & Drug Administration approved New Drug Application No. 021964 for Relistor® (methylnaltrexone bromide) Injection, for subcutaneous use, 8 mg/0.4 mL methylnaltrexone bromide in a single-dose pre-filled syringe and 12 mg/0.6 mL methylnaltrexone bromide in a single-dose pre-filled syringe or single-dose vial (“Relistor® Injection”);

WHEREAS Progenics is the owner of U.S. Patent Nos. 8,552,025 (“’025 Patent”) and 9,669,096 (“’096 Patent”), and Wyeth is the owner of U.S. Patent Nos. 8,247,425 (“’425 Patent”), 8,420,663 (“’663 Patent”), 8,822,490 (“’490 Patent”), 9,180,125 (“’125 Patent”), and 9,492,445 (“’445 Patent”), and Plaintiffs hold all substantial rights to the ’025, ’096, ’425, ’663, ’490, ’125, and ’445 Patents;

WHEREAS Actavis is the owner of ANDA No. 208038 for generic methylnaltrexone bromide injection, for subcutaneous use, 12 mg/0.6 mL methylnaltrexone bromide in a single-dose vial and ANDA No. 208112 for generic methylnaltrexone bromide for subcutaneous injection, 8 mg/0.4 mL and 12 mg/0.6 mL pre-filled syringes;

WHEREAS Plaintiffs have filed two lawsuits against Actavis in the United States District Court for the District of New Jersey, Civil Action No. 2:15-cv-08180, alleging that the filing of ANDA Nos. 208112 and 208038 infringe the ’425, ’663, ’025, ’490, and ’125 Patents; and Civil Action No. 2:17-cv-06714, alleging that the filing of ANDA Nos. 208112 and 208038 infringe the ’096 and ’445 Patents (collectively the “Lawsuits”);

WHEREAS the Parties wish to avoid the significant legal expense and legal risks involved in continuing the Lawsuits by settling the Lawsuits on the terms and conditions set forth in this Settlement Agreement.

WHEREAS as a result of this Settlement Agreement there may be additional supply and sales in the Territory of the generic form of Relistor® Injection for human use in advance of the expiration of the ’025, ’096, ’425, ’663, ’490, ’125, and ’445 Patents, which supply and sales otherwise may not have been made until after the expiration of such patents.

NOW, THEREFORE, in consideration of the mutual execution of this Settlement Agreement and the promises made herein, the Parties agree as follows:

Article I.     DEFINITIONS

“180-Day Exclusivity” means the Hatch-Waxman exclusivity as described in 21 U.S.C. § 355(j)(5)(B)(iv)(II)(aa) (as amended or replaced).

“Actavis ANDAs” means the Actavis Syringe ANDA and the Actavis Vial ANDA.

“Actavis Syringe ANDA” means ANDA No. 208112 for 8 mg/0.4 mL methylnaltrexone bromide in a single-dose pre-filled syringe or 12 mg/0.6 mL methylnaltrexone bromide in a single-dose pre-filled syringe, as existing on the Effective Date (as may be amended or supplemented from time to time in the normal course of business). For clarity, “supplemented” means with respect to an ANDA for 8 mg/0.4 mL methylnaltrexone bromide in single-dose pre-filled syringe or 12 mg/0.6 mL methylnaltrexone bromide in a single-dose pre-filled syringe for which Relistor® Injection is the Reference Listed Drug.

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“Actavis Vial ANDA” means ANDA No. 208038 for 12 mg/0.6 mL methylnaltrexone bromide in a single-dose vial product, as existing on the Effective Date (as may be amended or supplemented from time to time in the normal course of business). For clarity, “supplemented” means with respect to an ANDA for 12 mg/0.6 mL methylnaltrexone bromide in a single-dose vial product for which Relistor® Injection is the Reference Listed Drug.

“Actavis Products” means the Actavis Syringe Products and the Actavis Vial Product.

“Actavis Syringe Products” means the Actavis 8mg Syringe Product and/or Actavis 12mg Syringe Product.

“Actavis 8mg Syringe Product” means the 8 mg/0.4 mL methylnaltrexone bromide in a single-dose pre-filled syringe product described in the Actavis Syringe ANDA.

“Actavis 12mg Syringe Product” means the 12 mg/0.6 mL methylnaltrexone bromide in a single-dose pre-filled syringe product described in the Actavis Syringe ANDA.

“Actavis Vial Product” means the 12 mg/0.6 mL methylnaltrexone bromide in a single-dose vial product described in the Actavis Vial ANDA.

“Affiliate” of a Party means any person or entity that controls, is controlled by or is under common control with such Party. As used in this definition, “control” of an entity means: (a) in the case of a corporate entity, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors of such entity; and (b) in the case of a non-corporate entity, the direct or indirect power to either: (i) direct the management and policies of the non-corporate entity; or (ii) elect at least fifty percent (50%) of the members of the governing body of such non-corporate entity. The term “Affiliate” does not include API Affiliate or Wholesaler Affiliate.

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“ANDA” means an Abbreviated New Drug Application as defined in the US Federal Drug and Cosmetic Act and regulations promulgated thereunder filed with the FDA under 21 USC §355(j).

“API Affiliate” shall mean a subsidiary or Affiliate of a Party whose primary business is the manufacture and sale of active pharmaceutical ingredients (“API”). An API Affiliate shall not be deemed to be an Affiliate of a Party for purposes of this Settlement Agreement.

“Applicable Law” means all applicable provisions of constitutions, statutes, rules, regulations, ordinances and orders of all Governmental Entities and all orders and decrees of all courts, tribunals, and arbitrators.

“Authorized 8mg Syringe Generic” means a generic version of the NDA 8mg Syringe Product that is Marketed or intended for Marketing in the Territory under the Salix NDA without the Relistor® trademark (or any replacement trademark).

“Authorized 12mg Syringe Generic” means a generic version of the NDA 12mg Syringe Products that is Marketed or intended for Marketing in the Territory under the Salix NDA without the Relistor® trademark (or any replacement trademark).

“Authorized Vial Generic” means a generic version of the NDA Vial Product that is Marketed or intended for Marketing in the Territory under the Salix NDA without the Relistor® trademark (or any replacement trademark).

“Confidential Information” means the terms of this Settlement Agreement and any information furnished in connection with this Settlement Agreement, including without limitation any and all know-how, trade secrets, formulae, data, inventions, technology and other information, including manufacturing techniques, processes, trade and financial information, related to the manufacture, use, sale or marketing of any products that are the subject of this Settlement Agreement, currently in the possession of, or developed during the term of the Settlement Agreement by Actavis, Plaintiffs or any of their respective Affiliates.

“FDA” means the United States Food and Drug Administration and any successor agency having the same functions.

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“Final Court Decision” means a decision by a court or the U.S. Patent Trial and Appeal Board that is no longer subject to a right of appeal (other than by a petition to the United States Supreme Court for a writ of certiorari).

“First Applicant” means an applicant for the applicable product as defined in 21 U.S.C. § 355(j)(5)(B)(iv)(II)(bb) (as amended or replaced).

“Generic Methylnaltrexone Product” means any one or more, as the case may be, of a Generic Syringe Product and/or a Generic Vial Product.

“Generic Syringe Products” means Generic 8mg Syringe Products and/or Generic 12mg Syringe Products.

“Generic 8mg Syringe Product” means a pharmaceutical product that has been approved by or submitted for approval to the FDA under an ANDA as a generic version of Relistor® Injection, for subcutaneous use, 8 mg/0.4 mL methylnaltrexone bromide in a single-dose pre-filled syringe.

“Generic 12mg Syringe Product” means a pharmaceutical product that has been approved by or submitted for approval to the FDA under an ANDA as a generic version of Relistor® Injection, for subcutaneous use, 12 mg/0.6 mL methylnaltrexone bromide in a single-dose pre-filled syringe.

“Generic Vial Product” means a pharmaceutical product that has been approved by or submitted for approval to the FDA under an ANDA as a generic version of Relistor® Injection, for subcutaneous use, 12 mg/0.6 mL methylnaltrexone bromide in a single-dose vial.

“Governmental Entity” means any (i) nation, state, county, city, town, village, district, or other jurisdiction of any nature, (ii) federal, state, local, municipal, foreign, or other government, (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), (iv) multi-national organization or body, or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

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“Licensed Patents” means the ’025, ’096, ’425, ’663, ’490, ’125, and ’445 Patents and any extensions, pediatric exclusivities, divisionals, continuations, continuations in part, reissues, reexaminations, inter partes reviews, and post-grant reviews thereof, and any other patents currently or prospectively listed in the Orange Book for the NDA Products.

“Manufacture” means to use, make or have made a product.

“Market” and “Marketing” means to sell or distribute a product.

“NDA” means a New Drug Application as defined in the US Federal Drug and Cosmetic Act and regulations promulgated thereunder and filed with the FDA under 21 USC §355.

“NDA Products” means the NDA Syringe Products and the NDA Vial Product,

“NDA Syringe Products” means the NDA 8mg Syringe Product and the NDA 12mg Syringe Product.

“NDA 8mg Syringe Product” means the 8 mg/0.4 mL methylnaltrexone bromide in a single-dose pre-filled syringe approved under the Salix NDA.

“NDA 12mg Syringe Product” means the 12 mg/0.6 mL methylnaltrexone bromide in a single-dose pre-filled syringe approved under the Salix NDA.

“NDA Vial Product” means the 12 mg/0.6 mL methylnaltrexone bromide in a single-dose vial approved under the Salix NDA.

“Officially Discontinue” means any of: (a) delisting the NDA Product with the FDA; (b) seeking or otherwise undertaking any action with the FDA to withdraw the NDA Product from the market other than actions to withdraw in response to toxicity, efficacy, or other safety concerns associated with the NDA Product; and/or (c) deleting, removing, designating as “obsolete” or canceling any National Drug Code(s) or any other relevant code(s) for the NDA Product from the applicable National Drug Data File maintained by First Databank (or any successor or equivalent organization), or from any other pricing database.

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“Orange Book” means the FDA’s publication “Approved Drug Products With Therapeutic Equivalence Evaluations.”

“Paragraph IV Certification” means certifications under 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (as amended or replaced) to any patents listed in the Orange Book in connection with the Salix NDA.

“Patent Free Date” means the earliest of: (a) the date on which a Final Court Decision is entered holding that each of the unexpired claims of the Licensed Patents are invalid and/or unenforceable; and (b) the date on which the Licensed Patents have expired, been permanently abandoned, or delisted from the Orange Book.

“Proceeding” means any administrative, judicial or legislative action, audit, litigation, investigation, suit or other proceeding in any tribunal.

“Salix NDA” means NDA No. 021964 for Relistor® Injection, for subcutaneous use, 8 mg/0.4 mL methylnaltrexone bromide in a single-dose pre-filled syringe and 12 mg/0.6 mL methylnaltrexone bromide in a single-dose pre-filled syringe or single-dose vial.

“Section 505(b)(2) Applicant” means a Third Party that has sought approval or has received approval from the FDA under an NDA pursuant to 21 U.S.C. § 355(b)(2) (as amended or replaced) for 8 mg/0.4 mL methylnaltrexone bromide in a single-dose pre-filled syringe or 12 mg/0.6 mL methylnaltrexone bromide in a single-dose pre-filled syringe or single-dose vial products for which Relistor® Injection is the Listed Drug.

“Territory” means the United States of America and its territories, commonwealths and possessions, including without limitation, the Commonwealth of Puerto Rico and the District of Columbia.

“Third Party” means any person or entity other than the Parties and their respective Affiliates, API Affiliates, and Wholesaler Affiliates.

“Wholesaler Affiliate” shall mean a subsidiary or Affiliate of a Party whose primary business is wholesale distribution of pharmaceutical products. A Wholesaler Affiliate shall not be deemed to be an Affiliate of a Party.

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Article II.     DISMISSAL OF LITIGATION

Section 2.01     Final Dismissal of Litigation. Within five (5) business days of the Effective Date, the Parties shall enter into and cause to be filed in the Lawsuits a Stipulated Consent Judgment and Injunction in the form attached as Exhibits A1 and A2 hereto. Each Party acknowledges and agrees that the 30-month stay imposed by FDA in relation to the approval of the Actavis ANDAs under 21 U.S.C. § 355(j)(5)(B)(iii) should be terminated. Plaintiffs agree to cooperate with Actavis in communicating with the FDA regarding the termination of the 30-month stay, including in the submission of any necessary forms or other documents in order to effectuate the termination of the stay.

Article III.     License GRANTS

Section 3.01     License Grants. Subject to Article VIII, Plaintiffs hereby grant Actavis a non-exclusive, royalty-free non-transferable, non-sublicensable, limited license under the Licensed Patents to make, have made, use, import, sell and offer for sale in the Territory:

(a)	the Actavis 8mg Syringe Product on and after the 8mg Syringe License Effective Date;

(b)	the Actavis 12mg Syringe Product on and after the 12mg Syringe License Effective Date; and

(c)	the Actavis Vial Product on and after the Vial License Effective Date.

Section 3.02     Date of License of Actavis 8mg Syringe Product. The “8mg Syringe License Effective Date” shall be the earliest of:

(a)	January 1, 2028;

(b)

if Actavis is a First Applicant for and has not forfeited, relinquished, or otherwise waived its 180-Day Exclusivity for the Actavis 8mg Syringe Product, 180 days prior to the date on which an entity not a First Applicant is permitted to commercially sell a Generic 8mg Syringe Product under authorization from Plaintiffs or any of its Affiliates (by license, sublicense, covenant not to sue, or otherwise) in the Territory;

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(c)

if Actavis is either (1) not a First Applicant; or (2) a First Applicant but has forfeited, relinquished, or otherwise waived its 180-Day Exclusivity for the Actavis 8mg Syringe Product, the earlier of:

(i)

181 days after any Third Party, who is a First Applicant, Markets a Generic 8mg Syringe Product in the Territory, provided that the First Applicant has not forfeited, relinquished, or otherwise waived its 180-Day Exclusivity;

(ii)

the date on which a Third Party that is either (1) not a First Applicant; or (2) is a First Applicant that has forfeited, relinquished, or otherwise waived its 180-Day Exclusivity; Markets, or is first authorized by Plaintiffs to begin Marketing, a Generic 8mg Syringe Product in the Territory;

(d)	the date on which a Section 505(b)(2) Applicant Markets or is first authorized by Plaintiffs to begin Marketing, a 8 mg/0.4 mL methylnaltrexone bromide in a single-dose pre-filled syringe;

(e)	the date on which an Authorized 8mg Syringe Generic is first Marketed in the Territory by a Third Party; or

(f)	the Patent Free Date.

Section 3.03     Date of License of Actavis 12mg Syringe Product. The “12mg Syringe License Effective Date” shall be the earliest of:

(a)	January 1, 2028;

(b)

if Actavis is a First Applicant for and has not forfeited, relinquished, or otherwise waived its 180-Day Exclusivity for the Actavis 12mg Syringe Product, 180 days prior to the date on which an entity not a First Applicant is permitted to commercially sell a Generic 12mg Syringe Product under authorization from Plaintiffs or any of its Affiliates (by license, sublicense, covenant not to sue, or otherwise) in the Territory;

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(c)

if Actavis is either (1) not a First Applicant; or (2) a First Applicant but has forfeited, relinquished, or otherwise waived its 180-Day Exclusivity for the Actavis 12mg Syringe Product, the earlier of:

(i)

181 days after any Third Party, who is a First Applicant, Markets a Generic 12mg Syringe Product in the Territory, provided that the First Applicant has not forfeited, relinquished, or otherwise waived its 180-Day Exclusivity;

(ii)

the date on which a Third Party that is either (1) not a First Applicant; or (2) is a First Applicant that has forfeited, relinquished, or otherwise waived its 180-Day Exclusivity; Markets, or is first authorized by Plaintiffs to begin Marketing, a Generic 12mg Syringe Product in the Territory;

(d)	the date on which a Section 505(b)(2) Applicant Markets or is first authorized by Plaintiffs to begin Marketing, a 12 mg/0.6 mL methylnaltrexone bromide in a single-dose pre-filled syringe;

(e)	the date on which an Authorized 12mg Syringe Generic is first Marketed in the Territory by a Third Party; or

(f)	the Patent Free Date.

Section 3.04     Date of License of Actavis Vial Product. The “Vial License Effective Date” shall be the earliest of:

(a)	January 1, 2028;

(b)

if Actavis is a First Applicant for and has not forfeited, relinquished, or otherwise waived its 180-Day Exclusivity for the Actavis Vial Product, 180 days prior to the date on which an entity not a First Applicant is permitted to commercially sell a Generic Vial Product under authorization from Plaintiffs or any of its Affiliates (by license, sublicense, covenant not to sue, or otherwise) in the Territory;

(c)	if Actavis is either (1) not a First Applicant; or (2) a First Applicant but has forfeited, relinquished, or otherwise waived its 180-Day Exclusivity for the Actavis Vial Product, the earlier of:

(i)

181 days after any Third Party, who is a First Applicant, Markets a Generic Vial Product in the Territory, provided that the First Applicant has not forfeited, relinquished, or otherwise waived its 180-Day Exclusivity;

(ii)

the date on which a Third Party that is either (1) not a First Applicant; or (2) is a First Applicant that has forfeited, relinquished, or otherwise waived its 180-Day Exclusivity; Markets, or is first authorized by Plaintiffs to begin Marketing, a Generic Vial Product in the Territory;

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(d)	the date on which a Section 505(b)(2) Applicant Markets or is first authorized by Plaintiffs to begin Marketing, a 12 mg/0.6 mL methylnaltrexone bromide in a single-dose vial;

(e)	the date on which an Authorized Vial Generic is first Marketed in the Territory by a Third Party; or

(f)	the Patent Free Date.

Section 3.05     Notification of Dates. In the event Plaintiffs become aware of the actual date under Section 3.02(b), (d), (e), or (f); Section 3.03(b), (d), (e), or (f); or Section 3.04(b), (d), (e), or (f); and are not obligated to keep such information confidential, they shall use reasonable efforts to give Actavis notice of such date. Nothing in this Section 3.05 relieves Plaintiffs of the notice requirements contained in Section 11.01.

Section 3.06     First Applicant Rights. The 8mg Syringe License Effective Date, 12mg Syringe License Effective Date, and Vial License Effective Date are each still subject to any First Applicant rights to the extent that the First Applicant has not forfeited, relinquished, or otherwise waived its 180-Day Exclusivity.

Section 3.07     Effect of a Launch at Risk of Generic Methylnaltrexone Product. Actavis acknowledges and agrees that the license granted under Article III, does not become effective should a sale of (a) a Generic Methylnaltrexone Product by a Third Party or (b) a methylnaltrexone bromide product by a Section 505(b)(2) Applicant occur that has not been authorized or licensed by Plaintiffs (an “At Risk Methylnaltrexone Product”), unless Plaintiffs did not, within ten (10) business days after such unauthorized launch, (a) seek a temporary restraining order (“TRO”) or preliminary injunction (“PI”) prohibiting any further unauthorized sales of the At Risk Methylnaltrexone Product within the Territory, or (b) enter into an agreement with the unauthorized party selling the At Risk Methylnaltrexone Product to cease and desist from such sale within sixty (60) days of the first such unauthorized or unlicensed sale. If, within ten (10) business days after such unauthorized Third Party launch, Plaintiffs apply for a TRO or PI prohibiting any further unauthorized sales of the At Risk Methylnaltrexone Product within the Territory, the licenses granted herein shall be effective on the earlier of (a) the date that such application for a TRO and/or PI is denied, abandoned, or withdrawn, and (b) ninety (90) days after the date of such application for a TRO and/or PI was filed, provided that if a TRO or PI prohibiting any further sale of such At Risk Methylnaltrexone Product is entered during the 90-day period, or if the unauthorized Third Party selling such At Risk Methylnaltrexone Product has otherwise ceased and desisted from the sale of such At Risk Methylnaltrexone Product during the 90-day period, the licenses shall not become effective until the occurrence of the next License Effective Date as is applicable to that Actavis Product.

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Article IV.     ACKNOWLEDGEMENT/NO CHALLENGE

Section 4.01     Acknowledgement of Validity/Enforceability/Infringement. Actavis acknowledges, agrees and admits that, in connection with the Actavis Products and the Actavis ANDAs only, the Licensed Patents are valid and enforceable and that the manufacture, use, sale or importation of Actavis Products infringes one or more claims of the Licensed Patents.

Section 4.02     Agreement Not to Challenge Validity or Enforceability. For as long as this Agreement is in effect, except as provided for in Section 4.03, Actavis and its Affiliates shall not (1) challenge the inventorship, ownership, validity, enforceability or patentability of, or assert the non-infringement of, any of the Licensed Patents; (2) contest that making, using, selling, offering for sale and/or importing Actavis Products infringes the Licensed Patents; and (3) cause or permit its Affiliates, subsidiaries and their respective counsel (specifically including, but not limited to, the counsel who have advised or represented Actavis in connection with the Lawsuits or this Agreement) to assist, encourage, finance, or otherwise provide any information to any Third Party (specifically including, but not limited to, other defendants in the Lawsuits or any party in any other Proceeding involving any of the Licensed Patents) challenging, or who may challenge, the inventorship, ownership, validity, enforceability or patentability of, or assert the noninfringement of, any of the Licensed Patents.

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Section 4.03     Permitted Actions by Actavis. Nothing in Section 4.02 shall (i) prohibit Actavis from maintaining any Paragraph IV Certification in the Actavis ANDAs, or (ii) prohibit Actavis and its Affiliates from challenging, disputing, or contesting the validity, enforceability, or infringement of the Licensed Patents, in any Proceeding against Actavis or its Affiliates brought by Plaintiffs, their Affiliates, or any Third Party having standing to bring suit, concerning any ANDA or 505(b)(2) submission other than the Actavis ANDAs or concerning any product other than Actavis Products.

Section 4.04     Challenges by Other Affiliates. Actavis’s API Affiliates and Wholesaler Affiliates will not challenge the inventorship, ownership, validity, enforceability, or patentability of any of the Licensed Patents unless and until Valeant asserts the Licensed Patents against said API Affiliates or Wholesaler Affiliates.

Article V.     WAIVER OF REGULATORY EXCLUSIVITIES

Section 5.01     Waiver of Regulatory Exclusivities for Actavis Products. Plaintiffs hereby grant Actavis a waiver of any regulatory exclusivities concerning Relistor® Injection to which Plaintiffs may be entitled and that may prevent approval of the Actavis ANDAs on or after the Effective Date. Within five (5) business days of Actavis’s request, Plaintiffs shall submit, and/or shall cause its Affiliates to submit, appropriate and reasonable documentation to the FDA (in a form acceptable to FDA, together with any other necessary submissions, all subject to review by Actavis prior to submission) evidencing the licenses, covenant not to sue, and waivers set forth in this Agreement.

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Article VI.     COVENENT NOT TO SUE

Section 6.01     Covenant Not to Sue on Actavis Products. Subject to Article VIII and provided that Actavis and its Affiliates comply with the terms of this Agreement, Plaintiffs and their Affiliates hereby covenant not to sue Actavis and its Affiliates, and any of their predecessors, successors, parents, subsidiaries, assigns, agents, administrators, attorneys, directors, officers, employees, representatives, manufacturers, importers, suppliers, distributors, customers, and insurers, or support or encourage any Third Party to sue, for infringement of any United States patents owned, licensed or otherwise controlled, wholly or in part, by Plaintiffs and/or any of their Affiliates purporting to cover the Actavis Products and/or the making, having made, using, selling, offering for sale, or inducing the use of the Actavis Products in the Territory and any foreign patents owned, licensed or otherwise controlled, wholly or in part, by Plaintiffs and/or any of their Affiliates purporting to cover the Actavis Products and the making or having made the Actavis Products (including API) for sale solely in the Territory. For all patents listed in the Orange Book now or in the future for Relistor® Injection and/or the Salix NDA, the foregoing covenant not to sue shall hereby be treated as a non-exclusive license to such patents for the Actavis Products solely for the purpose of allowing Actavis and/or its Affiliates to file and maintain with the FDA a Paragraph IV Certification with respect thereto. Actavis shall have the right to maintain its existing Paragraph IV Certifications as well as to file further Paragraph IV Certifications against any patents listed in the future, and still be covered by the covenant not to sue. For the avoidance of doubt, nothing in this Section 6.01 shall prevent Plaintiffs or their Affiliates from:

(a)

filing or maintaining any Proceeding against Actavis, its Affiliates, its API Affiliates, and/or its Wholesaler Affiliates asserting infringement of the Licensed Patents by a product that is not the Actavis Product, and in such event, Actavis shall be able to assert any and all defenses and claims in response to said Proceeding, including, but not limited to invalidity, unenforceability, unpatentability, and non-infringement; and

(b)

filing or maintaining any Proceeding against Actavis, its Affiliates, its API Affiliates, and/or its Wholesaler Affiliates asserting infringement of any foreign patent for (i) importing, exporting, using, selling, offering for sale, or inducing the use of any product outside of the Territory or (ii) making or having made any product for sale outside the Territory, and in such event, Actavis shall be able to assert any and all defenses and claims in response to said Proceeding, including, but not limited to invalidity, unenforceability, unpatentability, and non-infringement.

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Article VII.     RELEASES

Section 7.01     Plaintiffs’ Release. Plaintiffs, for themselves and their agents, successors and assigns, do hereby forever release and discharge Actavis and its Affiliates, and any of its past or present agents, employees, officers, directors, attorneys and suppliers, and any past or present distributors, resellers, purchasers and/or end-users of products sold or distributed by Actavis or its Affiliates, from any causes of action, losses, promises, damages, costs, expenses, liabilities and/or demands of whatsoever character, nature and kind, known or unknown, suspected or unsuspected, fixed or contingent, arising out of or in any way related to the actions, conduct, omissions, or events alleged, or which could have been alleged, in the Lawsuits.

Section 7.02     Actavis’s Release. Actavis, for itself and its Affiliates, does hereby forever release and discharge Plaintiffs and their Affiliates, and any of their past or present agents, employees, officers, directors, attorneys and suppliers, and any past or present distributors, resellers, purchasers and/or end-users of products sold or distributed by Plaintiffs or their Affiliates from any causes of action, losses, promises, damages, costs, expenses, liabilities and/or demands of whatsoever character, nature and kind, known or unknown, suspected or unsuspected, fixed or contingent, arising out of or in any way related to the actions, conduct, omissions, or events alleged, or which could have been alleged, in the Lawsuits.

Section 7.03     Actavis’s Covenant Not to Sue. Actavis and its Affiliates, as well as Actavis’s API Affiliates and Actavis’s Wholesaler Affiliates, during the term of this Agreement, covenant not to sue Plaintiffs and its Affiliates, and their importers, suppliers, distributors, licensees and customers, or support or encourage any Third Party to sue, for infringement of any patent owned or controlled (including by license), now or in the future, by Actavis, its Affiliates, its API Affiliates, and/or its Wholesaler Affiliates that purports to claim or cover Relistor® Injection, any component thereof (including the API) and/or any process of making these products and/or components thereof based on Plaintiffs’ and/or any of its Affiliates, API Affiliates, and its Wholesaler Affiliates, importers, suppliers, distributors, licensees and/or customers making or having made, using, selling, or offering for sale Relistor® Injection (including the API).

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Article VIII.     LICENSE LIMITATIONS

Section 8.01     Termination of License and Covenant. In the event that (a) Actavis, its Affiliates, its API Affiliates, or its Wholesaler Affiliates: (i) materially breaches Article IV or Article VIII and Actavis does not promptly cure said breach upon receiving notice from Plaintiffs, or (ii) sells an Actavis Product in the Territory prior to its License Effective Date; (b) Actavis or its Affiliates sell any Generic 8mg Syringe Product in the Territory prior to the 8mg Syringe License Effective Date, (c) Actavis or its Affiliates sell any Generic 12mg Syringe Product in the Territory prior to the 12mg Syringe License Effective Date, or (d) Actavis or its Affiliates sell any Generic Vial Product in the Territory prior to the Vial License Effective Date, then Plaintiffs will have the right to terminate the licenses granted in Article III with immediate effect upon notice to Actavis. In such event, the covenant not to sue set forth in Article VI shall be of no further force and effect.

Section 8.02     No License to API and Wholesaler Affiliates. Nothing in this Agreement shall be interpreted or construed as the grant of any license or authorization to Actavis’s API Affiliates or to Actavis’s Wholesaler Affiliates with regard to any product other than the Actavis Products. While nothing in this Agreement shall permit, preclude, or prohibit Actavis’s API Affiliates from manufacturing API or Actavis’s Wholesaler Affiliates from distributing Third Party Generic Products at any time, Plaintiffs and their Affiliates shall be free to pursue legal action, including patent infringement claims, against any of Actavis’s API Affiliates or Actavis’s Wholesaler Affiliates that sells or distributes a Third Party Generic Product that is not licensed or authorized by Plaintiffs. In such event, Actavis, its API Affiliates and Wholesaler Affiliates shall be able to assert any and all defenses and claims in response to said Proceeding, including, but not limited to invalidity, unenforceability, unpatentability and non-infringement.

Article IX.     Pre-Marketing ACTIVITIES

Section 9.01     Restrictions Prior to License Effective Date. Except as set forth in Section 9.02, Actavis, its Affiliates, its API Affiliates, and its Wholesaler Affiliates do not obtain a license under Licensed Patents to, and agree not to, make, have made, import into, distribute, offer to sell, or sell in the Territory (a) any Actavis 8mg Syringe Product prior to the 8mg Syringe License Effective Date; (b) any Actavis 12mg Syringe Product prior to the 12mg Syringe License Effective Date; or (c) any Actavis Vial Product prior to the Vial License Effective Date. Actavis agrees that any breach by any of Actavis, its Affiliates, its API Affiliates, or its Wholesaler Affiliates of this Article VIII shall cause irreparable harm to the Plaintiffs. Actavis, its Affiliates, its API Affiliates, and its Wholesaler Affiliates consent irrevocably and unconditionally to specific performance, or immediate entry of a TRO, PI, and permanent injunction, to enforce this Article VIII.

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Section 9.02     Notwithstanding Article VIII, Actavis shall have the right and license under the Licensed Patents and any foreign counterpart thereof, with the right to grant sublicenses to Affiliates, to engage only in the following activities:

(a)

engaging in discussions with potential customers of the Actavis 8mg Syringe Product in the Territory to make them aware of a license to the Licensed Patents for the Actavis 8mg Syringe Product, and soliciting non-binding orders from, and engaging in non-binding pricing or non-binding contracting activities, starting not earlier than thirty (30) calendar days prior to the 8mg Syringe License Effective Date;

(b)

to make or have made anywhere in the world, or import and have imported the Actavis 8mg Syringe Product into the Territory, starting not earlier than one hundred eighty (180) calendar days prior to the 8mg Syringe License Effective Date solely to the extent reasonably necessary to enable Actavis to Market the Actavis 8mg Syringe Product in the Territory on or after the 8mg Syringe License Effective Date.

(c)

engaging in discussions with potential customers of the Actavis 12mg Syringe Product in the Territory to make them aware of a license to the Licensed Patents for the Actavis 12 mg Syringe Product, and soliciting non-binding orders from, and engaging in non-binding pricing or non-binding contracting activities, starting not earlier than thirty (30) calendar days prior to the 12mg Syringe License Effective Date;

(d)

to make or have made anywhere in the world, or import and have imported the Actavis 12mg Syringe Product into the Territory, starting not earlier than one hundred eighty (180) calendar days prior to the 12mg Syringe License Effective Date solely to the extent reasonably necessary to enable Actavis to Market the Actavis 12mg Syringe Product in the Territory on or after the 12mg Syringe License Effective Date.

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(e)

engaging in discussions with potential customers of the Actavis Vial Product in the Territory to make them aware of a license to the Licensed Patents for the Actavis Vial Product, and soliciting non-binding orders from, and engaging in non-binding pricing or non-binding contracting activities with, potential customers of the Actavis Vial Product, starting not earlier than thirty (30) calendar days prior to the Vial License Effective Date

(f)

to make or have made anywhere in the world, or import and have imported the Actavis Vial Product into the Territory, starting not earlier than one hundred eighty (180) calendar days prior to the Vial License Effective Date solely to the extent reasonably necessary to enable Actavis to Market the Actavis Vial Product in the Territory on or after the Vial License Effective Date.

Article X.     Non-Interference

Section 10.01     From and after the Effective Date, Plaintiffs shall not (i) file any citizen petition or other submissions with the FDA or any other governmental agency that interferes with Actavis’s efforts to: (a) obtain FDA approval of the Actavis ANDAs; or (b) Market the Actavis Products as of the date and under the terms provided in this Settlement Agreement; or (ii) Officially Discontinue the NDA Products prior to expiration of the Licensed Patents.

Article XI.     Most Favored Nation

Section 11.01     In the event that, subsequent to the Effective Date of this Agreement, Plaintiffs, or any of their Affiliates, enter into any agreement, license, sublicense, settlement, covenant, waiver, or other authorization of any kind with any Third Party not the First Applicant granting such Third Party a license or other authorization under any of the Licensed Patents containing any terms or conditions more favorable than those provided to Actavis herein, limited to the 8mg Syringe License Effective Date, the 12mg Syringe License Effective Date, the Vial License Effective Date, and the pre-commercialization and/or pre-marketing rights in Section 9.02, Plaintiffs shall give Actavis notice of such agreement, subject to written confidentiality obligations no less restrictive than the confidentiality obligations set forth in Article XII of this Settlement Agreement, and this Agreement shall be automatically amended to include such more favorable terms accordingly.

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Article XII.     Confidential Information

Section 12.01     Treatment of Confidential Information. During the term of this Settlement Agreement and continuing thereafter, each Party shall keep confidential and not disclose to others or use for any purpose, other than as authorized by this Settlement Agreement, all Confidential Information that was provided to it by any other Party or its Affiliates or their respective employees or representatives pursuant to this Settlement Agreement.

Section 12.02     Limitation on Confidentiality Restrictions. The restrictions of this Article XII shall not apply to any Confidential Information which (i) is already known to the recipient at the time of disclosure, as reasonably documented by written records; (ii) is or later becomes public knowledge through no fault of the recipient; (iii) is received from a Third Party having the lawful right to disclose the information; or (iv) is independently developed by employees of the recipient without access to the disclosing Party’s Confidential Information.

Section 12.03     Permitted Disclosure. A Party may disclose the existence and terms of this Settlement and/or Confidential Information of another Party to (i) its Affiliates, and to its and their directors, employees, consultants, attorneys, and agents, in each case who have a specific need to know such Confidential Information and who are bound by a like obligation of confidentiality and restriction on use; (ii) any bona fide actual or prospective assignees, collaborators, underwriters, investors, licensees, lenders or other financing sources who are obligated to keep such information confidential, to the extent reasonably necessary to enable such actual or prospective assignees, collaborators, underwriters, investors, licensees, lenders or other financing sources to determine their interest in collaborating with, underwriting, license, or making an investment in, or otherwise providing financing to, or purchasing the relevant assets of, the receiving Party; and (iii) the extent such disclosure is required or advisable to comply with Applicable Law or to defend or prosecute litigation or in connection with settlement negotiations, provided, however, that the receiving Party provides prior written notice of such disclosure to the disclosing Party. If a Governmental Entity directs or recommends to Actavis that Actavis transfer the Actavis ANDAs to a Third Party, Actavis may disclose a copy of this Settlement Agreement to a Third Party in connection with such a possible transfer so long as the Third Party agrees in writing to confidential treatment of this Settlement Agreement no less restrictive than the confidentiality obligations set forth in Article XII of this Agreement.

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Section 12.04     Return of Confidential Information. This Settlement Agreement does not constitute the conveyance of ownership with respect to or a license to any Confidential Information, except as otherwise provided in this Settlement Agreement. Upon the expiration or termination of this Settlement Agreement for any reason, each Party agrees, except as otherwise provided in this Settlement Agreement, to return to the other Party or destroy (and certify such destruction) all documentation or other tangible evidence or embodiment of Confidential Information belonging to the other Party and not to use same, unless otherwise agreed in writing. The Parties agree and acknowledge that the foregoing obligation does not apply to Confidential Information recorded on electronic back-up tapes that are maintained in the ordinary course and are unreasonably difficult to access.

Section 12.05     Disclosure to Government or in Discovery. Specific terms or conditions of this Settlement Agreement may be disclosed pursuant to a discovery demand; subpoena; order of a court, administrative body or arbitrator; or administrative guidance that in the opinion of a Party’s counsel requires disclosure. If a Party receives a request to disclose any of the terms or conditions of this Settlement Agreement pursuant to a discovery demand; subpoena; order of a court, administrative body or arbitrator; or administrative guidance that in the opinion of such Party’s counsel requests disclosure, such Party shall notify the other Parties within 14 days after receiving such request and at least 14 days prior to disclosing any terms of this Settlement Agreement. Such Party may then disclose the terms and conditions of this Settlement Agreement pursuant to such request, provided that it shall have used reasonable efforts to ensure that such disclosure is subject to a protective order limiting access to the disclosure to outside counsel who is representing the entity receiving the Confidential Information. Nothing herein shall preclude any Party from complying with an order requiring disclosure, or a guidance that in the opinion of such Party’s counsel requires disclosure, of the terms of this Settlement Agreement that has been issued by a court, arbitrator or administrative agency of competent jurisdiction. Nothing herein shall prohibit the Parties from disclosing this Settlement Agreement and its terms to the Federal Trade Commission (“FTC”) and the Antitrust Division of the Department of Justice (“DOJ”) pursuant to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.

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Article XIII.     Government Review

Section 13.01     Submission. The Parties agree to submit this Settlement Agreement to the FTC and the DOJ as required by statute.

Section 13.02     Government Investigation. Each Party shall, to the extent permitted by law:

(a)	promptly inform the other Parties of any communication made or received by such Party to or from any governmental authority regarding this Settlement Agreement and/or any related agreements; and

(b)

use reasonable efforts to comply with and terminate any investigation or inquiry regarding the Settlement Agreement and/or any related agreements by any government authority, including by providing requested information to such government authority and permitting reasonable access to its documents, officials and data related to the Settlement Agreement and/or any related agreements.

Section 13.03     Good Faith Modification. To the extent that any legal or regulatory issues or barriers arise with respect to the Settlement Agreement, or any subpart thereof, the Parties shall work together in good faith and use reasonable efforts to modify the Settlement Agreement to overcome any such legal or regulatory issues (including, for example, objections by the FTC, the DOJ, or any applicable court) in a mutually acceptable fashion, but in no event shall either Party be required to agree to any modification of the Settlement Agreement that materially affects the economic value of the transactions contemplated hereby.

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Article XIV.     Representations and Warranties

Section 14.01     Mutual Representations. Each Party hereby represents, warrants and covenants to the other Parties as follows:

(a)

It is a limited partnership, limited liability company, company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Settlement Agreement, including, without limitation, the ability to grant the rights granted to the other Parties hereunder.

(b)

As of the Effective Date: (i) it has the corporate power and authority and the legal right to enter into this Settlement Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Settlement Agreement and the performance of its obligations hereunder; and (iii) this Settlement Agreement has been duly executed and delivered on behalf of such Party and constitutes legal, valid and binding obligations of such Party that are enforceable against it in accordance with their terms except: (1) as limited by applicable bankruptcy; insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; and (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)

It has not entered, and shall not enter, into any agreement with any Third Party that is in conflict with the rights granted to the other Parties in this Settlement Agreement; it has not taken and shall not take any action that would in any way prevent it from granting the rights granted to the other Parties under this Settlement Agreement or that would otherwise materially conflict with or adversely affect the rights granted to the other Parties under this Settlement Agreement; and its performance and execution of this Settlement Agreement does not and will not result in a breach of any other contract to which it is a party.

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Section 14.02     Plaintiffs Representations and Warranties. Plaintiffs represent and warrant to Actavis that, as of the Effective Date, Plaintiffs (i) own all substantive rights in the Licensed Patents; (ii) have the right to grant to Actavis the licenses, covenants not to sue, and waivers granted hereunder with respect to the Licensed Patents; and (iii) have the right to settle the Lawsuits.

Section 14.03     Actavis Representations and Warranties. Actavis represents and warrants to Plaintiffs that, as of the Effective Date, (i) Actavis or its Affiliates own all right, title and interest in, to and under the Actavis ANDAs, and Actavis and its Affiliates have not granted or assigned to any Third Party, directly or indirectly, any rights under or to the Actavis ANDAs or Actavis Products, (ii) except as provided for in Section 16.02, Actavis and its Affiliates will not transfer ownership, in whole or in part, of said Actavis ANDAs, except to an Affiliate of Actavis or to a successor to all or substantially all of the business to which this Agreement pertains, until the expiration of the license granted herein, (iii) Actavis has the right to settle the Lawsuits, and (iv) apart from the Actavis ANDAs, Actavis and its Affiliates do not own or control as of the Effective Date, and will not file or acquire after the Effective Date, any application for any other generic version of Relistor® Injection.

Section 14.04     Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF APPLICABLE LAW, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS SUCH WARRANTIES.

Article XV.     Notice

Section 15.01     Manner of Notice. Any notice required to be delivered under or pursuant to this Settlement Agreement shall be in writing in the English language, delivered personally or sent by air mail or express courier service providing evidence of receipt, postage pre-paid where applicable; to the following addresses of the Parties (or such other address for a Party as it specifies by like notice):

For Valeant Pharmaceuticals International, Inc.

400 Somerset Corporate Blvd.,

Bridgewater, NJ, 08807

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General Counsel

Valeant Pharmaceuticals International, Inc.

400 Somerset Corporate Blvd.,

Bridgewater, NJ, 08807

For Salix Pharmaceuticals, Inc.

8510 Colonnade Center Drive

Raleigh, NC 27615

For Progenics Pharmaceuticals, Inc.

One World Trade Center
47th Floor Suite J
New York, NY 10007

External Counsel

Bryan C. Diner

Finnegan

901 New York Avenue, NW

Washington D.C., 20001-4413

For Wyeth LLC

235 East 42nd Street

New York, NY 10017

External Counsel

William P. Deni, Jr.

Gibbons P.C.

One Gateway Center

Newark, NJ 07102

For Actavis:

Chief Legal Officer
Teva Pharmaceuticals USA, Inc.
Morris Corporate Center III
400 Interpace Parkway, Bldg. A.
Parsippany, NJ 07054

External Counsel

Nicholas K. Mitrokostas

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

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Section 15.02     When Notice Effective. Any notice shall be effective upon receipt by the Party to which it is addressed or within seven (7) days of dispatch, whichever is earlier.

Article XVI.     Miscellaneous

Section 16.01     Entire Agreement. This Settlement Agreement (along with the two attached documents entitled “Stipulated Consent Judgment and Injunction”) constitutes the complete agreement of the Parties with respect to the subject matter hereof and supersedes and replaces any prior negotiations, mediations, proposed agreements or agreements, whether written or oral. This Settlement Agreement may be modified only by a writing signed by all Parties.

Section 16.02     Successors and Assigns. Neither this Settlement Agreement nor any of the rights or obligations hereunder may be assigned, transferred, licensed, sub-licensed or delegated by either Party, without the prior written consent of the other Party, except to an Affiliate of the assigning Party or to the successor to all or substantially all of the business or assets of such Party to which this Settlement Agreement relates (whether by merger, sale of stock, sale of assets or other transaction) that agrees in writing to be bound by the terms and conditions of this Agreement. Any permitted successor or assignee of rights and/or obligations hereunder shall, in a writing to the other Parties, expressly assume performance of such rights and/or obligations, but the assigning Party will remain primarily liable and responsible for the performance of all of its obligations under this Settlement Agreement and for causing its assignees to act in a manner consistent herewith. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by any Party in violation of the terms of this paragraph shall be null and void.

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Section 16.03     Governing Law and Venue. This Settlement Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard for any conflict of law principles that would dictate the application of the laws of another jurisdiction. The Parties agree that the United States District Court for the District of New Jersey shall have exclusive and sole jurisdiction to enforce any violation of this Settlement Agreement, except that, if for any reason that Court does not accept jurisdiction, then the state courts of New Jersey shall have exclusive and sole jurisdiction to enforce any violation of this Settlement Agreement. The Parties hereby consent to the personal jurisdiction of those courts for any dispute arising from or relating to this Settlement Agreement.

Section 16.04     Severability. If any provision of this Settlement Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect and the Parties shall negotiate in good faith to replace the invalid or unenforceable provision with a valid and enforceable provision that has the effect nearest to that of the provision to be replaced.

Section 16.05     Advice of Counsel. This Settlement Agreement has been negotiated by the Parties and their respective counsel and shall be interpreted fairly in accordance with its terms and without any strict construction in favor of or against any Party.

Section 16.06     No Waiver. Waiver by a Party of any breach of any provision of this Settlement Agreement by another Party shall not operate or be construed as a waiver of any subsequent or other breach. No provision of this Settlement Agreement may be waived except by a written instrument signed by the Party waiving compliance.

Section 16.07     Regulatory Delay. No provision of this Settlement Agreement shall be affected by any delay in the approval of either of the Actavis ANDAs by the FDA, or the failure of Actavis to obtain FDA approval of either of the Actavis ANDAs.

Section 16.08     Costs and Fees. Each Party shall bear its own attorneys’ fees and costs associated with the Lawsuits and the negotiation and preparation of this Settlement Agreement.

Section 16.09     Counterparts. This Settlement Agreement may be executed in one or more counterparts (including via facsimile or electronic copy), each of which when so executed and delivered shall be deemed to be an original, but all of which taken together form but one and the same instrument.

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Section 16.10     Headings. The headings and captions used in this Settlement Agreement are solely for the convenience of reference and shall not affect its interpretation.

Section 16.11     Interpretation and Construction. The term “including” means “including, without limitation,” and “herein,” “hereof,” and “hereunder” refer to this Settlement Agreement as a whole. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Except as otherwise expressly provided herein, references to any NDA or ANDA in this Settlement Agreement shall include such NDA or ANDA as it exists and is comprised as of the Effective Date, and any replacements or successors or amendments or supplements to any of the foregoing.

Section 16.12     Bankruptcy. All licenses and rights to licenses granted under or pursuant to this Settlement Agreement by Plaintiffs to Actavis are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code.

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IN WITNESS HEREOF, the Parties have caused their duly authorized representatives to execute this Settlement Agreement to be effective as of the Effective Date.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.		ACTAVIS LLC

By:	/s/ Robert Gorman	By:	/s/ Hafrun Fridriksdottir
	Name: Robert Gorman Title: VP		Name: Hafrun Fridriksdottir Title: EVP Global R&D

Date:	May 25, 2018	Date:	5/23/18

SALIX PHARMACEUTICALS, INC.		ACTAVIS LLC

By:	/s/ Mark McKenna	By:	/s/ Colman Ragan
	Name: Mark McKenna Title: SVP		Name: Colman Ragan Title: VP & GC North America IP Litigation

Date:	May 25, 2018	Date:	5/23/18

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ Patrick Fabbio
Name: Patrick Fabbio Title: CFO

Date:	May 25, 2018

WYETH LLC

By:	/s/ Jeffrey N. Myers
Name: Jeffrey N. Myers Title: Attorney in Fact

Date:	May 24, 2018

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Exhibit A-1

UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

VALEANT PHARMACEUTICALS

INTERNATIONAL, INC.; SALIX

PHARMACEUTICALS, INC.; PROGENICS

PHARMACEUTICALS, INC.; and WYETH

LLC, formerly known as WYETH,

Plaintiffs,

v.

MYLAN PHARMACEUTICALS, INC.;

MYLAN LABORATORIES LTD.; MYLAN

INC.; and ACTAVIS LLC.

Defendants

Civil Action No. 2:15-cv-08180-SRC-CLW (consolidated)

STIPULATEd consent judgment AND injunction

Whereas Plaintiffs Valeant Pharmaceuticals International (“Valeant”), Salix Pharmaceuticals, Inc. (“Salix”), Progenics Pharmaceuticals, Inc. (“Progenics”) and Wyeth LLC (“Wyeth”) and Defendant Actavis LLC (“Actavis”) have agreed to the terms and conditions representing a negotiated settlement of this action and have set forth those terms and conditions in a Confidential Settlement and License Agreement (the “Settlement Agreement”),

IT IS HEREBY STIPULATED AND AGREED, by and between Plaintiffs and Actavis, through their undersigned counsel of record, that:

1.     In the event that the claims of Plaintiffs’ U.S. Patent No. 8,552,025 (“the ’025 Patent”), U.S. Patent No. 8,247,425 (“the ’425 Patent”), U.S. Patent No. 8,420,663 (“the ’663 Patent”), U.S. Patent No. 8,822,490 (“the ’490 Patent”), and U.S. Patent No. 9,180,125 (“the ’125 Patent”) asserted against Actavis are not held invalid or unenforceable, absent a license or other authorization from Plaintiffs, the ’025 Patent, the ’425 Patent, the ’663 Patent, the ’490 Patent, and the ’125 Patent would be infringed by any unlicensed manufacture, sale, offer for sale, use, or importation in the United States of the generic products that are the subject of Actavis’s Abbreviated New Drug Applications (the “Actavis Products”, as defined in the Parties’ Settlement Agreement).

2.     Actavis and anyone acting on the behalf of Actavis, except as expressly licensed by Plaintiffs, will be enjoined until expiration of the ’025 Patent, the ’425 Patent, the ’663 Patent, the ’490 Patent, and the ’125 Patent from (i) making, using, offering to sell, selling, or importing until expiration of the ’025 Patent, the ’425 Patent, the ’663 Patent, the ’490 Patent, and the ’125 Patent the Actavis Products in the United States, and (ii) participating in the profits from making, using, offering to sell, selling, or importing the Actavis Products in the United States, and (iii) indemnifying others with respect to any making, using, offering to sell, selling, or importing the Actavis Products in the United States.

3.     Notwithstanding any provision of the foregoing, Actavis shall be entitled to contest the infringement, validity and/or enforceability of the ’025 Patent, the ’425 Patent, the ’663 Patent, the ’490 Patent, and the ’125 Patent in any future litigation over the ’025 Patent, the ’425 Patent, the ’663 Patent, the ’490 Patent, and/or the ’125 Patent pertaining to any product that is not the Actavis Products and is not the subject of the Actavis ANDAs (as defined in the Parties’ Settlement Agreement).

4.     Each party will bear its own attorneys’ fees and costs.

5.     This Court will retain jurisdiction to enforce this Stipulated Consent Judgment and Injunction and the parties’ related agreements resolving this matter.

6.     Plaintiffs acknowledge that Actavis is entitled to maintain its Paragraph IV certification to the ’025 Patent, the ’425 Patent, the ’663 Patent, the ’490 Patent, and the ’125 Patent pursuant to 21 C.F.R. § 314.94(a)(12)(v). Each Party acknowledges and agrees that the 30-month stay with respect to the approval of the Actavis ANDAs under 21 U.S.C. § 355(j)(5)(B)(iii) is hereby terminated.

7.     The Clerk of Court is directed to enter this Stipulated Consent Judgment and Injunction.

Dated: May __, 2018

Gibbons P.C.

Attorneys for Plaintiffs Valeant Pharmaceuticals International, Inc., Salix Pharmaceuticals, Inc., Progenics Pharmaceuticals, Inc., and Wyeth LLC

William P. Deni, Jr.

Charles H. Chevalier

J. Brugh Lower

One Gateway Center

Newark, NJ 07102

(973) 596-4500

Of Counsel:

Bryan C. Diner

Justin J. Hasford

Megan Leinen Johns

Kristi L. McIntyre

FINNEGAN, HENDERSON,

FARABOW, GARRETT & DUNNER, LLP

901 New York Avenue, NW

Washington, DC 20001-4413

(202) 408-4000

Jessica M. Lebeis

FINNEGAN, HENDERSON,

FARABOW, GARRETT & DUNNER, LLP

271 17th Street, NW

Suite 1400

Atlanta, GA 30363-6209

(404) 653-6400

 Jason B. Lattimore, Esq. LLC

Attorneys for Defendant Actavis LLC

Jason B. Lattimore

55 Madison Avenue, Suite 400

Morristown, NJ 07960

(973) 998-7477

Of Counsel

Elizabeth J. Holland

Robert V. Cerwinski

Joshua A, Whitehill

GOODWIN PROCTER LLP

The New York Times Building

620 8th Avenue

New York, NY 10019

(212) 813-8800

Nicholas K. Mitrokostas

GOODWIN PROCTER LLP

100 Northern Avenue

Boston, MA 02210

(617) 570-1913

So Ordered: ________________________

Exhibit A-2

UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

VALEANT PHARMACEUTICALS

INTERNATIONAL, INC.; SALIX

PHARMACEUTICALS, INC.; PROGENICS

PHARMACEUTICALS, INC.; and WYETH

LLC, formerly known as WYETH,

Plaintiffs,

v.

MYLAN PHARMACEUTICALS, INC.;

MYLAN LABORATORIES LTD.; MYLAN

INC.; and ACTAVIS LLC.

Defendants.

Civil Action No. 2:17-cv-06714-SRC-CLW (consolidated)

STIPULATEd consent judgment AND injunction

Whereas Plaintiffs Valeant Pharmaceuticals International (“Valeant”), Salix Pharmaceuticals, Inc. (“Salix”), Progenics Pharmaceuticals, Inc. (“Progenics”) and Wyeth LLC (“Wyeth”) and Defendant Actavis LLC (“Actavis”) have agreed to the terms and conditions representing a negotiated settlement of this action and have set forth those terms and conditions in a Confidential Settlement and License Agreement (the “Settlement Agreement”),

IT IS HEREBY STIPULATED AND AGREED, by and between Plaintiffs and Actavis, through their undersigned counsel of record, that:

1.     In the event that the claims of Plaintiffs’ U.S. Patent No. 9,669,096 (“’096 Patent”) and U.S. Patent No. 9,492,445 (“’445 Patent”) asserted against Actavis are not held invalid or unenforceable, absent a license or other authorization from Plaintiffs, the ’096 Patent and ’445 Patent would be infringed by any unlicensed manufacture, sale, offer for sale, use, or importation in the United States of the generic products that are the subject of Actavis’s Abbreviated New Drug Applications (the “Actavis Products”, as defined in the Parties’ Settlement Agreement).

2.     Actavis and anyone acting on the behalf of Actavis, except as expressly licensed by Plaintiffs, will be enjoined until expiration of the ’096 Patent and ’445 Patent from (i) making, using, offering to sell, selling, or importing until expiration of the ’096 Patent and ’445 Patent the Actavis Products in the United States, and (ii) participating in the profits from making, using, offering to sell, selling, or importing the Actavis Products in the United States, and (iii) indemnifying others with respect to any making, using, offering to sell, selling, or importing the Actavis Products in the United States.

3.     Notwithstanding any provision of the foregoing, Actavis shall be entitled to contest the infringement, validity and/or enforceability of the ’096 Patent and ’445 Patent in any future litigation over the ’096 Patent and/or the ’445 Patent pertaining to any product that is not the Actavis Products and is not the subject of the Actavis ANDAs (as defined in the Parties’ Settlement Agreement).

4.     Each party will bear its own attorneys’ fees and costs.

5.     This Court will retain jurisdiction to enforce this Stipulated Consent Judgment and Injunction and the parties’ related agreements resolving this matter.

6.     Plaintiffs acknowledge that Actavis is entitled to maintain its Paragraph IV certification to the ’096 Patent and ’445 Patent pursuant to 21 C.F.R. § 314.94(a)(12)(v). Each Party acknowledges and agrees that the 30-month stay with respect to the approval of the Actavis ANDAs under 21 U.S.C. § 355(j)(5)(B)(iii) is hereby terminated.

7.     The Clerk of Court is directed to enter this Stipulated Consent Judgment and Injunction.

Dated: May __, 2018

Gibbons P.C.

Attorneys for Plaintiffs Valeant Pharmaceuticals International, Inc., Salix Pharmaceuticals, Inc., Progenics Pharmaceuticals, Inc., and Wyeth LLC

William P. Deni, Jr.

Charles H. Chevalier

J. Brugh Lower

One Gateway Center

Newark, NJ 07102

(973) 596-4500

Of Counsel:

Bryan C. Diner

Justin J. Hasford

Megan Leinen Johns

Kristi L. McIntyre

FINNEGAN, HENDERSON,

FARABOW, GARRETT & DUNNER, LLP

901 New York Avenue, NW

Washington, DC 20001-4413

(202) 408-4000

Jessica M. Lebeis

FINNEGAN, HENDERSON,

FARABOW, GARRETT & DUNNER, LLP

271 17th Street, NW

Suite 1400

Atlanta, GA 30363-6209

(404) 653-6400

Jason B. Lattimore, Esq. LLC

Attorneys for Defendant Actavis LLC

Jason B. Lattimore

55 Madison Avenue, Suite 400

Morristown, NJ 07960

(973) 998-7477

Of Counsel

Elizabeth J. Holland

Robert V. Cerwinski

Joshua A, Whitehill

GOODWIN PROCTER LLP

The New York Times Building

620 8th Avenue

New York, NY 10019

(212) 813-8800

Nicholas K. Mitrokostas

GOODWIN PROCTER LLP

100 Northern Avenue

Boston, MA 02210

(617) 570-1913

So Ordered: ________________________